UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2009

VERAMARK TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-13898	16-1192368
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 Monroe Avenue, Pittsford, New York	14534
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 381-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	On May 12, 2009, Andrew W. Moylan resigned as a director and Chairman of the Board, of Veramark Technologies, Inc., (the “Registrant”). At the time of Mr. Moylan’s resignation, there were no disagreements with management regarding the operations, policies, or practices of the Registrant.

(c)	On May 12, 2009, Anthony C. Mazzullo, President and Chief Executive Officer of Veramark Technologies, Inc., was elected Chairman of the Board of the Registrant.

Information required to be reported under this section 5.02(c) is incorporated by reference to the Registrant’s Annual Report on Form 10-K filed on March 27, 2009, and by reference to the Registrant’s Proxy Statement for its 2009 Annual Meeting of Shareholders filed on April 9, 2009.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 17
Resignation letter of Andrew W. Moylan, dated May 12, 2009.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in Pittsford, New York on May 15, 2009.

Veramark Technologies, Inc.

By: /s/ Ronald C. Lundy
Ronald C. Lundy,
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
17	Resignation letter of Andrew W. Moylan, dated May 12, 2009.